Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Emerging Opportunities Fund
Buffalo Small Cap Fund

Each a series of Buffalo Funds®

Supplement dated January 21, 2016
to the
Prospectus dated July 29, 2015, as supplemented on October 13, 2015

Effective immediately, the Buffalo Emerging Opportunities Fund (the “Emerging Opportunities Fund”) and the Buffalo Small Cap Fund (the “Small Cap Fund”) (collectively, the “Funds”), each a series of Buffalo Funds, will re-open to new investors.  The Emerging Opportunities Fund had been closed to new investors since November 18, 2013 and the Small Cap Fund had been closed to new investors since April 26, 2010.  All references to the Funds being closed to new investors are hereby deleted from the Prospectus.

The Funds are reopening because Kornitzer Capital Management, Inc., the Funds’ investment advisor, believes that cash flows would allow the Funds to take advantage of attractive opportunities in each Fund’s universe of companies.

The Funds will remain open until further notice.

For additional details, please call the Funds at 1-800-49-BUFFALO.

Please retain this supplement with your Prospectus.